                                                                   EXHIBIT 10.12



                                MATRIXONE, INC.

                             AMENDED AND RESTATED
                            STOCKHOLDERS AGREEMENT


     THIS AGREEMENT is made as of June 17, 1999, between MatrixOne, Inc., formerly called Adra Systems, Inc., a Delaware corporation (the "Company"),
                                                                  -------
William T. Mason, James F. Stenzel, Peter D. Stoupas and Frank A. Mason (the "Founders"), each of the investors listed on the Schedule of Investors attached
---------
hereto (the "Investors"), each of the investors listed on the Schedule of G
             ---------
Investors attached hereto (the "G Investors"), each of the investors listed on
                                -----------
the Schedule of H Investors attached hereto (the "H Investors") and each of the
                                                  -----------
executives listed on the Schedule of Executives attached hereto (the "Executives"). The Founders, the Investors, the G Investors, the H Investors
 ----------
and the Executives are collectively referred to as the "Stockholders" and
                                                        ------------
individually as a "Stockholder."  Capitalized terms used herein are defined in
                   -----------
paragraph 7 hereof.

     The H Investors shall purchase shares of the Company's Class H Convertible Preferred Stock pursuant to a purchase agreement between the H Investors and the Company dated as of the date hereof (the "Class H Purchase Agreement").
                                          --------------------------

     The Company and the Stockholders desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Company's Board of Directors (the "Board"), (ii) assuring continuity in the management and
                         -----
ownership of the Company and (iii) limiting the manner and terms by which the Stockholders' Preferred and Common Stock may be transferred. The execution and delivery of this Agreement is a condition to the H Investors' purchase of the Company's stock pursuant to the Class H Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1.  Board of Directors.
         ------------------

     (a) From and after the date hereof and until the provisions of this paragraph 1 cease to be effective, each holder of Stockholder Shares shall vote all of such holder's Stockholder Shares which are voting shares and any other voting securities of the Company over which such holder has voting control and shall take all other necessary or desirable actions within such holder's control (whether in such holder's capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board and stockholder meetings), to:

          (i) subject to paragraph 1(g) below, establish the authorized number of directors on the Board at six (6) directors when each of the following individuals is elected to fill newly created directorships or vacancies;

          (ii) elect the following individuals to the Board

               (A) one representative designated by the Investors determined by the affirmative vote of Investors holding the majority of the Class A, B, C, D and F Convertible Preferred Stock of the Company (the "Old Preferred") held by
                                                       -------------
all Investors (the "Investor Director"), provided that the right of any and all
                    -----------------
Investors to designate one representative to the Board pursuant to this paragraph 1(a)(ii)(A) shall terminate and be of no force and effect in the event that such Old Preferred be converted to Common Stock. Daniel Holland shall be the initial nominated Investor Director until his replacement is nominated pursuant to the terms hereof.

               (B) one representative designated by the G Investors determined affirmative vote of the G Investors holding two-thirds of the Stockholder Shares held by all G Investors (the "G Investor Director"), provided that William Blair
                              -------------------
Capital Partners V, L.P. ("William Blair") shall designate the G Investor
                           -------------
Director from and after the date hereof so long as William Blair is a holder of Class G Convertible Preferred Stock ("G Preferred") and provided that the right
                                      -----------
of any and all G Investors to designate one representative to the Board pursuant to this paragraph 1(a)(ii)(B) shall terminate and be of no force and effect in the event that such G Preferred be converted to Common Stock. Ellen Carnahan shall be the initial nominated G Investor Director until her replacement is nominated pursuant to the terms hereof.

               (C) the chief executive officer of the Company elected by the Board (the "CEO Director").
            -------------

               (D) three representatives designated by, and mutually acceptable to, the Investors, the G Investors and the H Investors determined on the basis of an annual vote of a majority of the Stockholder Shares held by all Investors and a majority of the Stockholder Shares held by all G Investors and H Investors provided that:

                    (1) two of such directors (the "Industry Directors") shall
                                                    ------------------
be individuals with considerable operating experience and stature in the software industry. Charles Stuckey shall be one of the Industry Directors until his replacement is nominated pursuant to the terms hereof, and the other Industry Director shall be elected in the manner set forth above, it being acknowledged that this position is vacant as of the date hereof; and

                    (2) one of such directors (the "Outside Director") shall not
                                                    ----------------
be required to meet the profile in (1) above. James F. Morgan shall be the initial Outside Director until his replacement is nominated pursuant to the terms hereof.

                    (3) the removal from the Board (with or without cause) of any representative designated hereunder by the Investors, the G Investors or the Investors, the

G Investors and the H Investors voting together as described in subparagraph
(ii)(D), pursuant to subparagraphs (ii)(A), (B) or (D), respectively, shall be at the Investors', the G Investors' or the Investors, the G Investors and the H Investors voting together as described in subparagraph (ii)(D), written request, respectively, but only upon such written request and under no other circumstances (in each case, determined on the basis of a vote of the holders of a majority of the Stockholder Shares held by such Persons), provided that the removal from the Board (with or without cause) of any representative designated hereunder pursuant to subparagraph (ii)D(1) shall be approved by all holders of Stockholder Shares if so directed by the affirmative vote of a majority of the Board at any time; and

                    (4) in the event that any representative designated hereunder by the Investors, the G Investors or by the Investors, the G Investors and the H Investors voting together as described in subparagraph (ii)(D) ceases to serve as a member of the Board during his or her term of office, the resulting vacancy on the Board shall be filled by a representative designated by the Investors, the G Investors or the Investors, the G Investors and the H Investors voting together as described in subparagraph (ii)(D), respectively, as provided hereunder.

          (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board and any committee thereof.

          (c) The rights of the Investors under this paragraph 1 shall terminate at such time as the Investors and their Permitted Transferees (as defined in paragraph 4d hereof) hold in the aggregate less than 50% of the Stockholder Shares held by such Persons on October 1, 1997.

          (d) The rights of the G Investors under this paragraph 1 shall terminate at such time as the G Investors and their Permitted Transferees (as defined in paragraph 4d hereof) hold in the aggregate less than 50% of the Stockholder Shares held by such Persons on October 1, 1997.

          (e) The rights of the H Investors under this paragraph 1 shall terminate at such time as the H Investors and their Permitted Transferees (as defined in Paragraph 4(d) hereof) hold in the aggregate less than 50% of the Stockholder Shares held by such Persons on the date hereof.

          (f) The provisions of this paragraph 1 shall terminate automatically and be of no further force and effect upon a Qualified Public Offering (as defined in paragraph 7 hereof).

          (g) If any party fails to designate a representative to fill a directorship pursuant to the terms of this paragraph 1, the individual previously holding such directorship shall be elected to such position, or if such individual fails or declines to serve, the election of an individual to such directorship shall be accomplished in accordance with the Company's Bylaws and applicable law; provided that the Stockholders shall vote to remove such individual if the party which failed to designate such directorship so directs.

     (h) Notwithstanding anything to the contrary contained in this paragraph 1, in the event the holder or holders of the Preferred Stock exercise their right to elect a director or directors to the Board upon the occurrence of an Event of Noncompliance under the Company's Restated Certificate of Incorporation, the provisions of this paragraph 1 shall remain in effect; provided that the size of the Board shall be increased by the number of directors who are elected by the holders of the Preferred Stock in accordance with the Restated Certificate of Incorporation.

     (i) If the member of the Board nominated by the holders of the G Investor is unable to attend a meeting of the Board, the Company shall permit a representative of such holders to attend as an observer all meetings of its Board.

     2.  Representations and Warranties.  Each Stockholder represents and
         ------------------------------
warrants that (i) such Stockholder is the record owner of the number of Stockholder Shares set forth opposite its name on the Schedule of Investors, Schedule of G Investors, Schedule of H Investors or Schedule of Executives, as the case may be, attached hereto, (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and
(iii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

     3.  Retention of Stockholder Shares.  So long as the G Investors or H
         -------------------------------
Investors hold 75% of the Class G Stockholder Shares or Class H Stockholder Shares, respectively, held by such persons as of the date hereof, no Executive shall sell, transfer, assign, pledge or otherwise dispose of any Stockholder Shares held by such Executive on the date hereof or hereafter acquired, except pursuant to a Sale of the Company or a Public Sale provided that nothing contained in this paragraph 3 shall prohibit any Executive from transferring Stockholder Shares as permitted by paragraph 4(d) hereof; and provided further that the provisions of this paragraph 3 shall terminate and cease to be effective upon the consummation of a Public Offering, an Approved Sale, a Sale of the Company or when such Executive ceases to be employed by the Company or any Subsidiary.

     4.  Restrictions on Transfer of Stockholder Shares.
         ----------------------------------------------

     (a) Transfer of Stockholder Shares.  No holder of Stockholder Shares shall
         ------------------------------
sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in his Stockholder Shares (a "Transfer"), except pursuant to the
                                           --------
provisions of this paragraph 4 hereof, pursuant to a Public Sale or an Approved Sale; provided that in no event shall any Transfer of Stockholder Shares pursuant to this paragraph 4 be made for any consideration other than cash payable upon consummation of such Transfer or in installments over time and no Stockholder Shares may be pledged (except for a pledge of Stockholder Shares by a transferee to secure indebtedness to the transferor thereof hereunder). No Stockholder shall consummate any Transfer (other than a Public Sale or an Approved Sale) until 30 days after the later of the delivery to the Company and the other Stockholders of such Stockholder's Offer Notice or Sale Notice (if any), unless the parties to the Transfer have been finally determined pursuant to this paragraph 4 prior to the expiration of such 30-day period (the "Election
                                                                        --------
Period").
------

     (b) First Offer Right.  At least 30 days prior to making any Transfer of
         -----------------
any Stockholder Shares (other than a Public Sale), the transferring Stockholder (the "Transferring Stockholder") shall deliver a written notice (an "Offer
      ------------------------                                       -----
Notice") to the Company and the other Stockholders, excluding the Founders (the
------
"Other Stockholders").  The Offer Notice shall disclose in reasonable detail the
 ------------------
proposed number of Stockholder Shares to be transferred, the proposed terms and conditions of the Transfer and the identity of the prospective transferee(s) (if known). First, the Company may elect to purchase all (but not less than all) of the Stockholder Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Stockholder and the Other Stockholders as soon as practical but in any event within ten days after the delivery of the Offer Notice. If the Company has not elected to purchase all of the Stockholder Shares within such ten-day period, each Other Stockholder may elect to purchase all (but not less than all) of his, her or its Pro Rata Share (as defined below) of the remaining Stockholder Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Stockholder as soon as practical but in any event within 20 days after delivery of the Offer Notice. Any Stockholder Shares not elected to be purchased by the end of such 20-day period shall be reoffered for the ten-day period prior to the expiration of the Election Period by the Transferring Stockholder on a pro rata basis to the Other Stockholders who have elected to purchase their Pro Rata Share and, if there are any such Stockholder Shares remaining after such allocation, the Company shall have the right to purchase such remaining Stockholder Shares. If the Company or any Other Stockholders have elected to purchase Stockholder Shares from the Transferring Stockholder, the transfer of such shares shall be consummated as soon as practical after the delivery of the election notice(s) to the Transferring Stockholder, but in any event within 15 days after the expiration of the Election Period. To the extent that the Company and the Other Stockholders have not elected to purchase all of the Stockholder Shares being offered, the Transferring Stockholder may, within 90 days after the expiration of the Election Period and subject to the provisions of subparagraph (c) below, transfer such Stockholder Shares to one or more third parties at a price no less than the price per share specified in the Offer Notice and on other terms no more favorable to the transferees thereof than offered to the Company and the Other Stockholders in the Offer Notice. Any Stockholder Shares not transferred within such 90-day period shall be reoffered to the Company and the Other Stockholders under this paragraph 4(b) prior to any subsequent Transfer. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction or in installments over time. Each Stockholder's "Pro Rata Share" shall be based upon such
                           --------------
Stockholder's proportionate ownership of all Stockholder Shares owned by Stockholders other than the Transferring Stockholder.

     (c) Participation Rights.  At least 30 days prior to any Transfer of
         --------------------
Stockholder Shares (other than a Public Sale, an Approved Sale or a Transfer to the Company or the Other Stockholders pursuant to paragraph 4(b), the Transferring Stockholder shall deliver a written notice (the "Sale Notice") to
                                                              -----------
the Company and the other Stockholders, excluding the Founders (the "Other
                                                                     -----
Stockholders"), specifying in reasonable detail the identity of the prospective
------------
transferee(s), the number of shares to be transferred and the terms and conditions of the Transfer (which notice may be the same notice and given at the same time as the Offer Notice under paragraph 4(b)). The Other Stockholders may elect to participate in the contemplated Transfer at the same price per share and on the same terms by delivering written notice to the Transferring Stockholder within 30 days after delivery of the Sale Notice. If any Other Stockholders have elected to participate in such Transfer, the Transferring Stockholder and such Other Stockholders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Stockholder Shares equal to the product of (i) the quotient determined by dividing the percentage of Stockholder Shares owned by such Person by the aggregate percentage of Stockholder Shares owned by the Transferring Stockholder and the Other Stockholders participating in such sale and (ii) the number of Stockholder Shares to be sold in the contemplated Transfer. For purposes of this paragraph 4(c), the number of Stockholder Shares represented by shares of Preferred Stock shall be the number of shares of Common Stock issuable upon conversion of the Preferred Stock immediately preceding the consummation of the Transfer.

          For example, if the Sale Notice contemplated a sale of 100
          -----------
          Stockholder Shares by the Transferring Stockholder, and if the Transferring Stockholder at such time owns 30% of all Stockholder Shares and if one Other Stockholder elects to participate and owns 20% of all Stockholder Shares, the Transferring Stockholder would be entitled to sell 60 shares (30% divided by 50% x 100 shares) and the Other Stockholder would be entitled to sell 40 shares (20% divided by 50% x 100 shares).

Each Transferring Stockholder shall use best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Stockholders in any contemplated Transfer, and to the inclusion (in the case of the Investors) of the Old Preferred in the contemplated Transfer and to the inclusion (in the case of the G Investors or H Investors) of the Class G Preferred or Class H Preferred in the contemplated Transfer, and no Transferring Stockholder shall transfer any of its Stockholder Shares to any prospective transferee if such prospective transferee(s) declines to allow the participation of the Other Stockholders or the inclusion of the Preferred Stock. Each Stockholder transferring Stockholder Shares pursuant to this paragraph 4(c) shall pay its pro rata share (based on the number of Stockholder Shares to be sold) of the expenses incurred by the Stockholders in connection with such transfer and shall be obligated to join on a pro rata basis (based on the number of Stockholder Shares to be sold) in any indemnification or other obligations that the Transferring Stockholder agrees to provide in connection with such transfer (other than any such obligations that relate specifically to a particular Stockholder such as indemnification with respect to representations and warranties given by a Stockholder regarding such Stockholder's title to and ownership of Stockholder Shares; provided that no holder shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net cash proceeds paid to such holder in connection with such Transfer).

          (d) Permitted Transfers.  The restrictions set forth in this paragraph
              -------------------
4 shall not apply with respect to any Transfer of Stockholder Shares by any Stockholder (i) in the case of an

Executive or Founder, pursuant to applicable laws of descent and distribution or among such Executive's or Founder's Family Group or (ii) in the case of an Investor, a G Investor, or an H Investor among its Affiliates (collectively referred to herein as "Permitted Transferees"); provided that the restrictions
                       ---------------------
contained in this paragraph 4 shall continue to be applicable to the Stockholder Shares after any such Transfer and provided further that the transferees of such Stockholder Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Stockholder Shares so transferred. For purposes of this Agreement, "Family Group" means an Executive's or Founder's spouse and
                 ------------
descendants (whether natural or adopted) mother-in-law, father-in-law, brother-in-law and/or sister-in-law, and the Executive's or Founder's father, mother, brother or sister, niece or nephew or a trust established for the Executive or Founder and/or one or more of the foregoing individuals and "Affiliate" of an
                                                             ---------
Investor, a G Investor or an H Investor means any other Person, directly or indirectly controlling, controlled by or under common control with such Investor and any partner of an Investor which is a partnership.

          Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee.

          (e) Termination of Restrictions.  The restrictions set forth in this
              ---------------------------
paragraph 4 shall continue with respect to each Stockholder Share until the earlier of (i) the date on which such Stockholder Share has been transferred in a Public Sale (or pursuant to paragraph 8 hereof), or (ii) the date on which such Stockholder Share has been transferred pursuant to this paragraph 4 (other than subparagraph 4(d)).

          5.  Legend.  Each certificate evidencing Stockholder Shares and each
              ------
certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate are subject to an Amended and Restated Stockholders Agreement dated as of June [_ ], 1999 among the issuer of such securities (the "Company") and certain of the Company's stockholders, as amended and modified from time to time. A copy of such Stockholders Agreement shall be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding as of the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares in accordance with this Agreement.

          6.  Transfer.  Prior to transferring any Stockholder Shares (other
              --------
than a Public Sale, an Approved Sale or a Sale of the Company) to any Person, the holders of Stockholder Shares shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the other holders of Stockholder Shares a counterpart of this Agreement.

          7.   Definitions.
               -----------

          "Board" has the meaning set forth in the preamble.
           -----

          "Class G Stockholder Shares" means (i) any Common Stock purchased or
           --------------------------
otherwise acquired by any G Investor, (ii) any Class G Preferred Stock purchased or otherwise acquired by any Stockholder, (iii) any capital stock or other equity securities issued or issuable directly or indirectly upon conversion of the Class G Preferred Stock, and (iv) any Common Stock issued or issuable with respect to the securities referred to in clauses (i), (ii) and (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Class G Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          "Class H Purchase Agreement" has the meaning set forth in the
           -------------------------
preamble.

          "Class H Stockholder Shares" means (i) any Common Stock purchased or
           --------------------------
otherwise acquired by any H Investor, (ii) any Class H Preferred Stock purchased or otherwise acquired by any Stockholder, (iii) any capital stock or other equity securities issued or issuable directly or indirectly upon conversion of the Class H Preferred Stock, and (iv) any Common Stock issued or issuable with respect to the securities referred to in clauses (i), (ii) and (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Class H Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          "Common Stock" means the Company's Class A Common Stock, par value
           ------------
$.01 per share.

          "Company" has the meaning set forth in the preamble.
           -------

          "Executives" has the meaning set forth in the preamble.
           ----------

          "G Investor Director" has the meaning set forth in paragraph
           -------------------
1(a)(ii)(B).

          "Independent Third Party" means any Person who, immediately prior to
           -----------------------
the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis (a "5% Owner"), who is not controlling, controlled by or
                        --------
under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

          "Industry Directors" has the meaning set forth in paragraph
           ------------------
1(a)(ii)(D)(1).

          "Initial Conversion Price" of the Class G Convertible Preferred Stock
           ------------------------
shall be equal to $5.80 per share and for the Class H Convertible Preferred Stock shall be equal to $8.00 per shall (each as adjusted to reflect stock splits, stock dividends, combinations of shares and the like).

          "Investor Directors" has the meaning set forth in paragraph
           ------------------
     1(a)(ii)(A).

          "Investors" has the meaning set forth in the preamble.
           ---------

          "Outside Director" has the meaning set forth in paragraph
           ----------------
     1(a)(ii)(D)(2).

          "Permitted Transferee" has the meaning set forth in paragraph 4(d)
           --------------------
     hereof.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
     liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Stock" means the Company's Class A Convertible Preferred
           ---------------
     Stock, Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock, Class G Convertible Preferred Stock and Class H Convertible Preferred Stock.

          "Public Sale" means any sale of Stockholder Shares to the public
           -----------
     pursuant to an offering registered under the Securities Act or sales pursuant to the provisions of Rule 144 adopted under the Securities Act or similar rule then in effect.

          "Qualified Public Offering" means the sale in an underwritten public
           -------------------------
     offering of shares of Common Stock (a "Public Offering") in which the price
                                            ---------------
     paid for each such share by the public shall be at least equal to 3.0 multiplied by the Initial Conversion Price.

          "Sale of the Company" means the sale of the Company to an Independent
           -------------------
     Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
     time to time.

          "Stockholder Shares" means (i) any Common Stock purchased or otherwise
           ------------------
     acquired by any Stockholder, (ii) any Preferred Stock purchased or otherwise acquired by any Stockholder, (iii) any capital stock or other equity securities issued or issuable directly or indirectly upon conversion of the Preferred Stock, and (iv) any Common Stock issued or issuable with respect to the securities referred to in clauses (i), (ii) and (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          "Stockholders" has the meaning set forth in the preamble.
           ------------

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
     limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

          "Transfer" has the meaning set forth in paragraph 4(a).
           --------

          8.   Sale of the Company.
               -------------------

          (a) If the Board and the G Investor Director approve a Sale of the Company (the "Approved Sale"), the holders of Stockholder Shares shall consent
              -------------
to and raise no objections against the Approved Sale of the Company, and if the Approved Sale of the Company is structured as a sale of stock, the holders of Stockholder Shares shall agree to sell their Stockholder Shares on the terms and conditions approved by the Board and the G Investor Director provided, however, that (i) the terms of such Approved Sale are no more favorable to the G Investors or H Investors than to the holders of Stockholder Shares; and (ii) such Approved Sale is to an Independent Third Party . If the provisions of this paragraph 8(a) are met, the holders of Stockholder Shares shall take all necessary and desirable actions in connection with the consummation of the Approved Sale of the Company. The provisions of this Section 8 shall only apply after the occurrence of an Event of Noncompliance under the Company's Restated Certificate of Incorporation and if a majority of the Company's Board has been elected by the G Investors or H Investors in accordance with Section 8B(ii) of the Company's Restated Certificate of Incorporation.

          (b) The obligations of the holders of Stockholder Shares with respect to the Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, all of the holders of Common Stock shall receive the same form and amount of consideration per share of Common Stock, or if any holders of Common Stock are given an option as to the form and amount of consideration to be received, all holders shall be given the same option; and (ii) all holders of then currently exercisable rights to acquire shares of Common Stock shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of Common Stock or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock received by the holders of Common Stock in connection with the Approved Sale less the exercise price per share of Common Stock of such rights to acquire Common Stock by (2) the number of shares of Common Stock represented by such rights.

          (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Executive Stock shall at the request of the Company, appoint a "purchaser representative" (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Executive Stock appoints a purchaser representative designated by the Company, the Company shall pay the fees of such purchaser representative. However, if any holder of Executive Stock declines to appoint the purchaser representative designated by the Company, such holder shall appoint another purchaser representative (reasonably acceptable to the Company), and such holder shall be responsible for the fees of the purchaser representative so appointed.

          (d) Stockholders and any other holders of Stockholder Shares (if any) shall bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Stockholder Shares and are not otherwise paid by the Company or the acquiring party. Costs incurred by Stockholders and the other holders of Stockholder Shares on their own behalf shall not be considered costs of the transaction hereunder.

          (e) The provisions of this paragraph 8 shall terminate upon the completion of a Qualified Public Offering.

          9.   Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the

Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

          10.  Amendment and Waiver.  Except as otherwise provided herein, no
               --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company; the Founders and the Investors holding a majority of Stockholder Shares held by the Founders and the Investors as a group; the holders of 60% of the Class G Stockholder Shares; and the holders of 60% of the Class H Stockholder Shares, respectively. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          11.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          12.  Entire Agreement.  Except as otherwise expressly set forth
               ----------------
herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation: (i) the Amended and Restated Stockholders Agreement dated December 18, 1985 as amended by Amendment No.1 to the Amended and Restated Stockholders Agreement dated October 11, 1988; (ii) the Stockholders Agreement dated August 24, 1983 as amended by Amendment No. 1 to Stockholders Agreement dated December 20, 1984; or (iii) the Amended and Restated Stockholders Agreement dated October 1, 1997.

          13.  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

          14.  Counterparts.  This Agreement may be executed in multiple
               ------------
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          15.  Remedies.  The Company, the Investors, the G Investors and the H
               --------
Investors shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company, any Investor, any G Investor and any H Investor may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          16.  Notices.  Any notice provided for in this Agreement shall be in
               -------
writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

               MatrixOne, Inc.
               Two Executive Drive
               Chelmsford, MA 01824
               Maurice L. Castonguay
                       Chief Financial Officer

     with copies (which shall not constitute notice) to:
     --------------------------------------------------

               Testa Hurwitz & Thibeault, LLP
               High Street Tower
               125 High Street
               Boston, MA 02110
               Attention: Gordon H. Hayes, Jr., Esq.

          17.  Governing Law.  All issues and questions concerning the
               -------------
construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          18.  Business Days.  If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

          19.  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

                            *      *      *      *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              MATRIXONE, INC.


                              By:  /s/ Mark F. O'Connell
                                   ---------------------------------
                                   Mark F. O'Connell
                              Its: Chief Executive Officer


                              FOUNDERS:
                              --------


                              /s/ William T. Mason
                              --------------------------------------
                              William T. Mason


                              /s/ James F. Stenzel
                              --------------------------------------
                              James F. Stenzel


                              /s/ Peter D. Stoupas
                              --------------------------------------
                              Peter D. Stoupas


                              /s/ Frank A. Mason
                              --------------------------------------
                              Frank A. Mason


                              H INVESTORS:
                              -----------

                              GILDE IT FUND


                              By:     /s/ Authorized Signatory
                                      ------------------------------

                              Title:  Investment Director
                                      ------------------------------

                              WILLIAM BLAIR CAPITAL PARTNERS V, L.P.

                              By:    William Blair Capital Management
                                     Company, L.L.C., its General Partner


                              By:    /s/ Ellen Carnahan
                                     ---------------------------------
                                     Ellen Carnahan
                              Its:   Managing Director


                              G INVESTORS:
                              -----------

                              AMERICAN RESEARCH &
                              DEVELOPMENT I, L.P.


                              By:    /s/ Authorized Signatory
                                     ---------------------------------
                                     Vice President


                              PRIVATE EQUITY INVESTMENT FUND, L.P.

                              By:    Private Equity Investors, Inc.

                              By:    /s/ Authorized Signatory
                                     ---------------------------------

                              Title: Managing Director
                                     ---------------------------------


                              FAIRFIELD INVESTORS II, L.P.


                              By:    /s/ Authorized Signatory
                                     ----------------------------------

                              Title: General Partner
                                     --------------------------------

                              GILDE IT FUND


                              By:    /s/ Authorized Signatory
                                     -----------------------------------

                              Title: Investment Director
                                     -----------------------------------


                              THE LYNCH FOUNDATION


                              By:    /s/ Peter Lynch
                                     -----------------------------------
                                     Peter Lynch


                              By:    /s/ Gordon H. Hayes, Jr.
                                     -----------------------------------
                                     Gordon H. Hayes, Jr.


                              WILLIAM BLAIR CAPITAL PARTNERS V, L.P.

                              By:    William Blair Capital Management
                                     Company, L.L.C., its General Partner


                              By:    /s/ Ellen Carnahan
                                     ----------------------------------
                                     Ellen Carnahan
                              Its:   Managing Director

                              INVESTORS:
                              ---------

                              AMERICAN RESEARCH &
                              DEVELOPMENT I, L.P.


                              By:   /s/ Authorized Signatory
                                    -----------------------------------------
                                    General Partner


                              COLLER CIP, L.P.


                              By:   /s/ Authorized Signatory
                                    -----------------------------------------


                              BERKSHIRE PARTNERS II, L.P.


                              By:   /s/ Authorized Signatory
                                    -----------------------------------------


                              DSV PARTNERS III, L.P.


                              By:   /s/ Authorized Signatory
                                    -----------------------------------------

                              DSV PARTNERS IV, L.P.


                              By:   /s/ Authorized Signatory
                                    -----------------------------------------


                              EVERGREEN I LIMITED PARTNERSHIP

                              By its General Partner,
                              Back Bay Partners L.P.

                              By one of its General Partners, John Hancock
                              Venture Capital Management Inc.


                              By:   /s/ Authorized Signatory
                                    -----------------------------------------

                              MORGAN, HOLLAND FUND, L.P.

                              By its General Partner,
                              Morgan, Holland Partners


                              By: /s/ Authorized Signatory
                                  ----------------------------------------
                                  Managing General Partner

                              OXFORD VENTURE FUND III, LIMITED
                              PARTNERSHIP

                              By its General Partner,
                              Oxford Partners III, Limited Partnership


                              By: /s/ Authorized Signatory
                                  ----------------------------------------
                                  General Partner


                              OXFORD VENTURE FUND II LIMITED
                              PARTNERSHIP

                              By its General Partner,
                              Oxford Partners II


                              By: /s/ Authorized Signatory
                                  ----------------------------------------
                                  Partner


                              PRIVATE EQUITY INVESTMENT FUND, L.P.


                              By: /s/ Authorized Signatory
                                  ----------------------------------------


                              LOMBARD ASSOCIATES


                              By: /s/ Authorized Signatory
                                  ----------------------------------------

                              THE GOLDER THOMA FUND

                              By: /s/ Authorized Signatory
                                  --------------------------------------


                              VENTURE FOUNDERS 1983, LIMITED
                              PARTNERSHIP

                              By its General Partner,
                              Venture Management Limited Partnership


                              By: /s/ Edward Getchell
                                  --------------------------------------
                                  General Partner


                              VENTURE FOUNDERS CAPITAL LIMITED
                              PARTNERSHIP

                              By its General Partner,
                              Venture Founders Partners Limited Partnership


                              By: /s/ Edward Getchell
                                  --------------------------------------
                                  General Partner


                              /s/ Richard J. Testa
                              ------------------------------------------
                              Richard J. Testa


                              /s/ Richard N. Spann
                              ------------------------------------------
                              Richard N. Spann


                              /s/ Thayer Francis, Jr.
                              ------------------------------------------
                              Thayer Francis, Jr.

                              /s/ Mark O'Connell
                              -------------------------------
                              Mark O'Connell


                              /s/ Michael Segal
                              -------------------------------
                              Michael Segal


                              /s/ David McNelis
                              -------------------------------
                              David McNelis


                              /s/ Michael Adami Sampson
                              -------------------------------
                              Michael Adami-Sampson


                              /s/ Sam Zawaideh
                              -------------------------------
                              Sam Zawaideh


                              /s/ Paul Gilmartin
                              -------------------------------
                              Paul Gilmartin


                              /s/ David Tewksbury
                              -------------------------------
                              David Tewksbury

                            SCHEDULE OF EXECUTIVES
                            ----------------------

---------------------------------------------------------------------------
Mark O'Connell                          President & CEO
---------------------------------------------------------------------------
Michael Segal                           V.P. & General Manager Matrix
---------------------------------------------------------------------------
David McNelis                           V.P. Engineering Matrix
---------------------------------------------------------------------------
Michael Adami-Sampson                   V.P. Matrix Applications
---------------------------------------------------------------------------
Sam Zawaideh                            V.P. Matrix Professional Services
---------------------------------------------------------------------------
Paul Gilmartin                          V.P. Marketing
---------------------------------------------------------------------------
David Tewksbury                         V.P. Research
---------------------------------------------------------------------------

                             SCHEDULE OF INVESTORS
                             ---------------------

William T. Mason

James F. Stenzel

Peter D. Stoupas

Frank A. Mason

American Research & Development I, L.P.

Berkshire Partners II, L.P.

Coller CIP, L.P.

DSV Partners III, L.P.

DSV Partners IV, L.P.

Evergreen I Limited Partnership

Thayer Francis, Jr.

Koffler Family Growth Portfolio

Lombard Associates

Morgan, Holland Fund, L.P.

Oxford Venture Fund II, Limited Partnership

Oxford Venture Fund III, Limited Partnership

Private Equity Investment Fund, L.P.

Richard N. Spann

Richard J. Testa

The Golder Thoma Fund

Venture Founders Capital Limited Partnership

Venture Founders 1983, Limited Partnership

                            SCHEDULE OF G INVESTORS
                            -----------------------

Name and Address                                Number of Stockholder Shares
----------------                                ----------------------------

American Research & Development I, L.P.                     43,103
30 Federal Street
Boston, MA 02110-2508
Attn: Hal Finelt

Private Equity Investment Fund, L.P.                        51,724
Private Equity Investors, Inc.
115 East 62nd Street
New York, NY 10021
Attn: Charles Stetson

Fairfield Investors II, L.P.                                34,483
115 East 62nd Street
New York, NY 10021
Attn: Charles Stetson

The Lynch Foundation                                        43,103
P.O. Box 1069
Marblehead, MA 01945
Attn: Peter Lynch

Gordon Hayes, Jr.                                            2,586
Testa, Hurwitz & Thibeault, LLP
125 High Street
High Street Tower
Boston, MA 02110

Gilde IT Fund                                              463,000
Erik Averink
Gilde Investment Management
Newtonlaan 91
P.O. Box 85067
Utrecht 3508AB
Netherlands

William Blair Capital Partners V, L.P.                   1,261,139
227 West Monroe, Ste. 3400
Chicago, IL 60606
Attn: Ellen Carnahan

TOTAL                                                    1,899,138

                            SCHEDULE OF H INVESTORS
                            -----------------------

Name and Address                             Number of Stockholder Shares
----------------                             ----------------------------

Gilde IT Fund                                          201,405
Erik Averink
Gilde Investment Management
Newtonlaan 91
P.O. Box 85067
Utrecht 3508AB
Netherlands

William Blair Capital Partners V, L.P.                 548,595
227 West Monroe, Ste. 3400
Chicago, IL 60606
Attn: Ellen Carnahan


TOTAL                                                  750,000